Nationwide Life Insurance Company • Nationwide Variable Account – II

Prospectus supplement dated December 18, 2009 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
Effective December 11, 2009, the Credit Suisse Trust – International Equity Flex II Portfolio underlying mutual fund will merge into the Credit Suisse Trust – International Equity Flex III Portfolio underlying mutual fund.  As a result, if any of your contract value is invested in the Credit Suisse Trust – International Equity Flex II Portfolio underlying mutual fund, the contract value will be merged into the Credit Suisse Trust – International Equity Flex III Portfolio underlying mutual fund.  If any portion of your future purchase payment is allocated to the Credit Suisse Trust – International Equity Flex II Portfolio underlying mutual fund, you should re-direct that allocation to another underlying mutual fund available under your contract.

Effective as of the close of trading of the New York Stock Exchange on December 11, 2009, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the Credit Suisse Trust – International Equity Flex II Portfolio underlying mutual fund will be updated to reflect the Credit Suisse Trust – International Equity Flex III Portfolio underlying mutual fund.

Effective immediately, all references and information contained in the prospectus for your contract related to the Credit Suisse Trust – International Equity Flex II Portfolio underlying mutual fund are deleted.

2.	Effective December 11, 2009, the Credit Suisse Trust – International Equity Flex III Portfolio underlying mutual fund is added as an investment option to your contract.

3.	Effective December 11, 2009, “Appendix A: Underlying Mutual Funds” is amended to include the following:

Credit Suisse Trust – International Equity Flex III Portfolio
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2002
Investment Adviser:	Credit Suisse Asset Management, LLC
Investment Objective:	The portfolio seeks capital appreciation